Exhibit 99.1

OptimizeRx to Participate at Lake Street Capital Markets Best Ideas Growth Conference on September 13, 2018

ROCHESTER, Mich., August 29, 2018 — OptimizeRx Corp. (OTCQB: OPRX), a leading global provider of digital health messaging for the pharmaceutical industry, has been invited to participate at the Lake Street Capital Market’s 2018 Best Ideas Growth (BIG) Conference being held on September 13, 2018 at the Parker New York Hotel in NYC.

OptimizeRx CEO William Febbo is scheduled to participate in one-on-one meetings. He will discuss a number of topics, including the company’s record Q2 results and additional reach to physicians at the point-of-care workflow helping patients better afford and comply with doctor-prescribed medications. He will also discuss the company’s growing network, the largest network of its kind, that reaches more than half of the ambulatory patient market in the U.S.

The Lake Street 2018 BIG Conference will give investors extensive interaction and one-on-one meetings with management teams from ~45 small/mid-cap companies in the health care, technology, consumer and industrials sectors, and provide in-depth insights into each of them.

The event is for institutional clients of Lake Street and is by invitation only. To schedule a one-on-one meeting with OptimizeRx, please contact your Lake Street sales representative at (612) 326-1305 or conference@lakestreetcm.com. For any questions about OptimizeRx, contact Ron Both of CMA at (949) 432-7557 or submit your request here.

About Lake Street Capital Markets

Lake Street Capital Markets is a research-powered investment bank focused on select, high-growth companies and sectors of the economy. The company’s research enables institutional investors to understand emerging secular trends and identify innovative companies best positioned to capitalize on them. Lake Street provides companies with access to capital and helps build relationships to drive long-term growth. For more information on Lake Street, please visit www.lakestreetcapitalmarkets.com.

About OptimizeRx

OptimizeRx® (NASDAQ: OPRX) is one of the nation’s leading providers of digital health messaging via electronic health records (EHRs), providing a direct channel for pharma companies to communicate with healthcare providers. The company’s cloud-based solution supports patient adherence to medications by providing real-time access to financial assistance, prior authorization, education, and critical clinical information. The company’s network is comprised of leading EHR platforms like Allscripts, Amazing Charts and Quest, and provides more than half of the ambulatory patient market with access to these benefits within their workflow at the point-of-care. For more information, follow the company on Twitter, LinkedIn or visit www.optimizerx.com.

Important Cautions Regarding Forward Looking Statements

This press release contains forward-looking statements within the definition of Section 27A of the Securities Act of 1933, as amended, and such as in section 21E of the Securities Act of 1934, as amended. These forward-looking statements should not be used to make an investment decision. The words 'estimate,' 'possible' and 'seeking' and similar expressions identify forward-looking statements, which speak only as to the date the statement was made. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events, or otherwise. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted, or quantified. Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. The risks and uncertainties to which forward-looking statements are subject include, but are not limited to, the effect of government regulation, competition and other material risks.

OptimizeRx Contact:

Doug Baker, CFO

Tel (248) 651-6568 x807

dbaker@optimizerx.com

Investor Relations Contact:

Ron Both, CMA

Tel (949) 432-7557

Email contact